                                                      [LOGO]
                             GT GLOBAL DOLLAR FUND
                      Fifty California Street, 27th Floor
                        San Francisco, California 94111
                       General Telephone No. 415/392-6181
                     General Fund Information 800/824-1580

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          REPORT FROM THE FUND MANAGER

    The Fund's total return for the 12 months ended December 31, 1996, was 4.5% for Class A shares and 3.73% for Class B shares. As of December 31, 1996, the Fund's SEC seven-day yield was 4.49% for Class A shares and 3.74% for Class B shares. Because the Fund invests only in short-term debt obligations with remaining maturities of 13 months or less, its performance generally reflects the level of short-term interest rates.

    The year began on a positive note, with the Federal Reserve lowering the Federal funds rate by 25 basis points, to 5.25%. But during the first half of the year, evidence of growing economic momentum raised the specter of Fed tightening to slow growth in the face of ever lower levels of unemployment and concerns over increasing wage pressures and their impact on the general level of inflation. Yields on three-month Treasury bills increased during the first half of the year, from approximately 5.1% to 5.3%. However, continued positive inflation statistics and evidence that the economy was slowing provided breathing room for the Fed to hold rates steady as the first half of 1996 came to a close.

    Additional signs that economic growth was subsiding emerged late in the third quarter. As a result, the yield on three-month Treasury bills fell back to its year-low level of 4.9% in early December, on anticipation that the Federal Reserve's next move would be to lower rates to maintain economic growth. Unfortunately, the roller coaster ride continued as December economic releases indicated that economic momentum remained strong and hopes of a Fed rate cut receded. Disappointed investors, further disheartened by Fed Chairman Greenspan's remarks regarding "irrational exuberance" in the capital markets, drove interest rates up 30 basis points in the short end, to end the year at approximately a 5.2% level on three-month Treasury bills.

    As 1996 ended, the U.S. economic outlook was mixed. Consumer confidence was at a 10-year high and unemployment was near a 10-year low. However, retail sales were weak over the Christmas shopping season, reinforcing that consumer confidence and low unemployment have never been good predictors of consumer spending, a key driver of the economy. Despite some indications of a firmer economy, we believe economic growth for 1997 will once again range between 2%-3%. Moderately restrictive monetary policy and controlled federal spending should prevent the economy from overheating. Inflation should decelerate due to continued productivity gains, international competitive pressures, moderate money growth and a projected decline in energy prices later in the year. These favorable economic conditions should allow the Federal Reserve to hold monetary policy steady. The major risks to our forecast are stubbornly high oil prices, accelerating unit labor costs or a premature resumption of growth in Europe or Japan.

    While our outlook is favorable for financial assets in general and fixed income specifically, we expect a high degree of volatility as the year progresses and signs of economic growth ebb and flow. The current strategy in the Fund is to invest in some longer-maturity instruments to lock in attractive yields. However, we plan to keep a large portion of assets in instruments under 30 days due to the high liquidity requirements of the Fund.

    The Fund's strategy remains conservative. We continue to invest in commercial paper of large issuers, rated in the highest categories by S&P or Moody's, or of equivalent quality, and U.S. Treasury and Agency obligations. We do not use derivatives in the management of the Fund.

JOHN GEISSINGER                                             HEIDE KOCH
PORTFOLIO MANAGER                                           PORTFOLIO MANAGER
NEW YORK                                                    NEW YORK

                                                               DECEMBER 31, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF GT INVESTMENT PORTFOLIOS, INC.:

    We have audited the accompanying statement of assets and liabilities of GT Global Dollar Fund, a series of shares of common stock of GT Investment Portfolios, Inc., including the schedule of portfolio investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Dollar Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                              COOPERS & LYBRAND,
                                                          L.L.P.
Boston, Massachusetts
February 14, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             GT GLOBAL DOLLAR FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                               MATURITY    PRINCIPAL      VALUE        % OF NET
SHORT-TERM INVESTMENTS                                               YIELD       DATE       AMOUNT       (NOTE 1)       ASSETS
-----------------------------------------------------------------  ---------   ---------  -----------  ------------  -------------
Commercial Paper - Discounted (28.7%)
  Merrill Lynch & Co., Inc ......................................    6.60%     02-Jan-97   19,250,000  $ 19,246,471        3.6
  Ford Motor Credit Corp. .......................................    5.55%     17-Jan-97   14,400,000    14,365,120        2.7
  AIG Funding, Inc. .............................................    5.30%     15-Jan-97   13,400,000    13,372,535        2.5
  Metlife Funding, Inc. .........................................    5.35%     17-Jan-97   13,400,000    13,368,436        2.5
  Coca Cola Co. .................................................    5.31%     10-Jan-97   13,300,000    13,282,444        2.5
  Schering Corp. ................................................    5.35%     08-Apr-97   13,300,000    13,111,502        2.4
  Transamerica Finance Corp. ....................................    5.42%     27-Jun-97   13,300,000    12,956,040        2.4
  Toronto - Dominion Holdings USA, Inc. .........................    5.30%     13-Jan-97   12,400,000    12,378,259        2.3
  General Electric Capital Corp. ................................    5.37%     09-Jan-97   12,000,000    11,985,867        2.2
  Motorola, Inc. ................................................    5.31%     17-Jan-97   12,000,000    11,972,107        2.2
  E.I. DuPont de Nemours & Co. ..................................    5.33%     30-Jan-97   11,400,000    11,351,512        2.1
  Bear Stearns Cos., Inc. .......................................    5.89%     18-Feb-97    7,250,000     7,198,283        1.3
                                                                                                       ------------      -----
Total Commercial Paper - Discounted (amortized cost
 $154,588,576) ..................................................                                       154,588,576       28.7
                                                                                                       ------------      -----
Government & Government Agency Obligations (9.2%)
  Federal Home Loan Mortgage Corp. ..............................    5.29%     10-Mar-97   13,300,000    13,168,862        2.5
  Federal Home Loan Bank ........................................    5.24%     24-Mar-97   13,300,000    13,143,681        2.5
  Federal National Mortgage Association .........................    5.47%     13-Feb-97   12,500,000    12,498,885        2.3
  International Bank of Reconstruction and Development (World
   Bank) ........................................................    5.62%     18-Feb-97   10,000,000     9,927,334        1.9
                                                                                                       ------------      -----
Total Government & Government Agency Obligations (amortized cost
 $48,738,762) ...................................................                                        48,738,762        9.2
                                                                                                       ------------      -----
Medium-Term Notes (3.6%)
  Morgan Stanley Group, Inc.+ ...................................    5.62%     26-Aug-97   14,400,000    14,400,000        2.7
  Bear Stearns Cos., Inc.+ ......................................    5.47%     14-Nov-97    4,750,000     4,750,000        0.9
                                                                                                       ------------      -----
Total Medium-Term Notes (amortized cost $19,150,000) ............                                        19,150,000        3.6
                                                                                                       ------------      -----
TOTAL SHORT-TERM INVESTMENTS (cost $222,477,338) ................                                       222,477,338       41.5
                                                                                                       ------------      -----


REPURCHASE AGREEMENTS
-----------------------------------------------------------------
  Dated December 31, 1996, with Bank of America NT&SA, due
   January 2, 1997, for an effective yield of 6.00%,
   collateralized by $69,455,000 U.S. Treasury Bonds, 10.625% due
   8/15/15 (market value of collateral is $102,021,232, including
   accrued interest).  ..........................................                                       100,016,667         --
  Dated December 31, 1996, with State Street Bank & Trust Co., due January 2, 1997, for an effective yield of 6.25%,
   collateralized by $83,500,000 U.S. Treasury Bonds, 8.125% due
   8/15/19 (market value of collateral is $100,166,227, including
   accrued interest).  ..........................................                                        98,197,045         --
                                                                                                       ------------      -----
TOTAL REPURCHASE AGREEMENTS (cost $198,213,712) .................                                       198,213,712       37.0
                                                                                                       ------------      -----
TOTAL INVESTMENTS (cost $420,691,050)  * ........................                                       420,691,050       78.5
Other Assets and Liabilities ....................................                                       115,218,498       21.5
                                                                                                       ------------      -----
NET ASSETS ......................................................                                      $535,909,548      100.0
                                                                                                       ------------      -----
                                                                                                       ------------      -----

--------------

          + The coupon rate shown on floating rate note represents the rate at period end.
          *  For Federal income tax purposes, cost is $420,691,860.

    The accompanying notes are an integral part of the financial statements.

                                       F2

                             GT GLOBAL DOLLAR FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (amortized cost $222,477,338) (Note 1)........................  $222,477,338
  Repurchase agreements, at value and cost (Note 1).................................................  198,213,712
  U.S. currency.....................................................................................       52,128
  Receivable for Fund shares sold...................................................................  124,645,962
  Interest receivable...............................................................................      306,950
                                                                                                      -----------
    Total assets....................................................................................  545,696,090
                                                                                                      -----------
Liabilities:
  Payable for Fund shares repurchased...............................................................    9,254,433
  Payable for investment management and administration fees (Note 2)................................      186,171
  Distribution payable..............................................................................       97,718
  Payable for transfer agent fees (Note 2)..........................................................       85,948
  Payable for service and distribution expenses (Note 2)............................................       69,406
  Payable for printing and postage expenses.........................................................       36,603
  Payable for professional fees.....................................................................       23,471
  Payable for registration and filing fees..........................................................       14,260
  Payable for fund accounting fees (Note 2).........................................................        8,310
  Payable for Directors' fees and expenses (Note 2).................................................        3,902
  Payable for custodian fees........................................................................        1,838
  Other accrued expenses............................................................................        4,482
                                                                                                      -----------
    Total liabilities...............................................................................    9,786,542
                                                                                                      -----------
Net assets..........................................................................................  $535,909,548
                                                                                                      -----------
                                                                                                      -----------
Class A:
Net asset value and redemption price per share
 ($392,622,957 DIVIDED BY 392,683,509 shares outstanding)...........................................  $      1.00
                                                                                                      -----------
                                                                                                      -----------
Class B:+
Net asset value and offering price per share
 ($128,308,214 DIVIDED BY 128,266,410 shares outstanding)...........................................  $      1.00
                                                                                                      -----------
                                                                                                      -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share
 ($14,978,377 DIVIDED BY 14,978,228 shares outstanding).............................................  $      1.00
                                                                                                      -----------
                                                                                                      -----------
Net assets: At December 31, 1996, net assets consisted of paid-in capital of
 $535,909,548.

--------------
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F3

                             GT GLOBAL DOLLAR FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1996

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................................................  $19,482,733
Expenses:
  Investment management and administration fees (Note 2).....................................   1,808,976
  Transfer agent fees (Note 2)...............................................................   1,093,238
  Service and distribution expenses (Note 2)
    Class A.......................................................................  $ 629,910
    Class B.......................................................................  1,035,613   1,665,523
                                                                                    ---------
  Registration and filing fees...............................................................     598,919
  Fund accounting fees (Note 2)..............................................................      90,682
  Custodian fees (Note 4)....................................................................      62,864
  Professional fees..........................................................................      59,885
  Printing and postage expenses..............................................................      48,737
  Directors' fees and expenses (Note 2)......................................................      22,152
  Other expenses.............................................................................      21,144
                                                                                               ----------
    Total expenses before reductions.........................................................   5,472,120
                                                                                               ----------
      Expenses waived by Chancellor LGT Asset Management, Inc. (Note 2)......................    (888,810)
      Expenses reimbursed by Chancellor LGT Asset Management, Inc. (Note 2)..................    (173,045)
      Expense reductions (Note 4)............................................................     (62,864)
                                                                                               ----------
    Total net expenses.......................................................................   4,347,401
                                                                                               ----------
Net investment income........................................................................  15,135,332
                                                                                               ----------
Net increase in net assets resulting from operations.........................................  $15,135,332
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                             GT GLOBAL DOLLAR FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED       YEAR ENDED
                                                                             DECEMBER 31,     DECEMBER 31,
                                                                                 1996             1995
                                                                            ---------------  --------------
Increase (Decrease) in net assets
Operations:
  Net investment income...................................................  $    15,135,332  $   15,708,939
                                                                            ---------------  --------------
  Net increase in net assets resulting from operations....................       15,135,332      15,708,939
                                                                            ---------------  --------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income..............................................      (11,055,154)    (11,346,132)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income..............................................       (3,791,539)     (4,308,505)
Advisor Class: (Note 1)
Distributions to shareholders:
  From net investment income..............................................         (288,639)        (54,302)
                                                                            ---------------  --------------
    Total distributions...................................................      (15,135,332)    (15,708,939)
                                                                            ---------------  --------------
Capital share transactions: (Note 3)
  Increase from capital shares sold and reinvested........................   16,871,270,679   9,659,790,290
  Decrease from capital shares repurchased................................  (16,620,368,622) (9,805,577,211)
                                                                            ---------------  --------------
  Net increase (decrease) from capital share transactions.................      250,902,057    (145,786,921)
                                                                            ---------------  --------------
Total increase (decrease) in net assets...................................      250,902,057    (145,786,921)
Net assets:
  Beginning of year.......................................................      285,007,491     430,794,412
                                                                            ---------------  --------------
  End of year.............................................................  $   535,909,548* $  285,007,491*
                                                                            ---------------  --------------
                                                                            ---------------  --------------

--------------
   * Includes undistributed net investment income of $0.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                             GT GLOBAL DOLLAR FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                             1996        1995        1994        1993        1992
                                          ----------  ----------  ----------  ----------  ----------
Net investment income...................      0.044       0.050       0.032       0.022       0.028
Distributions from net investment
 income.................................     (0.044)     (0.050)     (0.032)     (0.022)     (0.028)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value (unchanged during the
 period)................................  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------
Total investment return (a).............       4.50%       5.08%        3.3%        2.2%        2.8%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 392,623   $ 183,761   $ 320,858   $  87,822   $  81,674
Ratio of net investment income to
 average net assets:
  With expense reductions, waivers, and
   reimbursements by Chancellor LGT
   Asset Management, Inc. (b) (Notes 2 &
   4)...................................       4.39%       4.94%       3.40%       2.17%       2.78%
  Without expense reductions, waivers,
   and reimbursements by Chancellor LGT
   Asset Management, Inc. (b)...........       4.08%       4.66%       3.15%       1.46%       2.47%
Ratio of expenses to average net
 assets: (b)
  With expense reductions, waivers, and
   reimbursements by Chancellor LGT
   Asset Management, Inc. (b) (Notes 2 &
   4)...................................       0.99%       0.97%       0.92%       1.00%       1.25%
  Without expense reductions, waivers,
   and reimbursements by Chancellor LGT
   Asset Management, Inc. (b)...........       1.30%       1.25%       1.17%       1.72%       1.56%

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++  Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 (a) Not annualized for periods of less than one year.
 (b) Annualized for periods of less than one year.

    The accompanying notes are an integral part of the financial statements.
                                       F6

                             GT GLOBAL DOLLAR FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                              CLASS B++                            ADVISOR CLASS+++
                                          -------------------------------------------------  ----------------------------
                                                                              APRIL 1, 1993                 JUNE 1, 1995
                                               YEAR ENDED DECEMBER 31,             TO         YEAR ENDED         TO
                                          ----------------------------------  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             1996        1995        1994         1993           1996           1995
                                          ----------  ----------  ----------  -------------  -------------  -------------
Net investment income...................      0.037       0.040       0.025         0.010          0.044          0.030
Distributions from net investment
 income.................................     (0.037)     (0.040)     (0.025)       (0.010)        (0.044)        (0.030)
                                          ----------  ----------  ----------  -------------  -------------  -------------
Net asset value (unchanged during the
 period)................................  $    1.00   $    1.00   $    1.00     $    1.00      $    1.00      $    1.00
                                          ----------  ----------  ----------  -------------  -------------  -------------
                                          ----------  ----------  ----------  -------------  -------------  -------------
Total investment return (a).............       3.73%       4.29%       2.53%          1.4%          4.50%          2.92%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 128,308   $  99,151   $ 109,936     $   3,478      $  14,978      $   2,096
Ratio of net investment income to
 average net assets:
  With expense reductions, waivers, and
   reimbursements by Chancellor LGT
   Asset Management, Inc. (b) (Notes 2 &
   4)...................................       3.64%       4.19%       2.65%         1.42%          4.39%          4.94%
  Without expense reductions, waivers,
   and reimbursements by Chancellor LGT
   Asset Management, Inc. (b)...........       3.33%       3.91%       2.40%         0.86%          4.08%          4.91%
Ratio of expenses to average net
 assets: (b)
  With expense reductions, waivers, and
   reimbursements by Chancellor LGT
   Asset Management, Inc. (b) (Notes 2 &
   4)...................................       1.74%       1.72%       1.67%         1.75%          0.99%          0.97%
  Without expense reductions, waivers,
   and reimbursements by Chancellor LGT
   Asset Management, Inc. (b)...........       2.05%       2.00%       1.92%         2.31%          1.30%           1.0%

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++  Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 (a) Not annualized for periods of less than one year.
 (b) Annualized for periods of less than one year.

    The accompanying notes are an integral part of the financial statements.
                                       F7

                             GT GLOBAL DOLLAR FUND

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Dollar Fund ("Fund") is a diversified series of GT Investment Portfolios, Inc. ("Company"). The Company is registered under the Investment Company Act of 1940, as amended (1940 Act), as an open-end management investment company.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles and the Financial Statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
Securities are valued at amortized cost, which approximates market value.

(B) FEDERAL INCOME TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or for excise tax on income and capital gains.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. Chancellor LGT Asset Management, Inc. (the "Manager") is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

(D) OTHER
Security transactions are recorded on the trade date (date the order to buy or sell is executed). Interest income is recorded on an accrual basis. Dividends to shareholders from net investment income are declared daily and paid or reinvested monthly.

2. RELATED PARTIES
The Manager serves as the investment manager and administrator of the Fund. The Fund pays the Manager investment management and administration fees at the annualized rate of 0.50% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are sold.

GT Global, Inc., an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A shares for purchase. Certain redemptions of Class A shares made within two years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. Class B shares of the Fund are available only through an exchange of Class B shares of other GT Global Mutual Funds. Certain redemptions of Class B shares made within six years of purchase are also subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1996, GT Global collected CDSCs in the amount of $968,357. In addition, GT Global may, from time to time, make ongoing payments to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares less any amounts paid by the Fund as the aforementioned service fee for GT Global's expenditures incurred in providing services as distributor. GT Global does not currently intend to seek reimbursement of any amounts under the Class A Plan. All expenses for which GT Global could be reimbursed under the Class A Plan will have been incurred within one year prior to such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. GT Global does not currently intend to seek reimbursement of any amounts in excess of 0.75% of average daily net assets under the Class B Plan. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

                                       F8

                             GT GLOBAL DOLLAR FUND

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) to the annual rate of 1.00%, 1.75%, and 1.00% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of its investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent for the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $1,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.
3. CAPITAL SHARES
At December 31, 1996, there were 2,000,000,000 shares of the Company's common stock authorized, at $0.001 per share. Of this number, 1,500,000,000 shares have been classified as shares of the Fund; 500 million shares have been classified as Class A shares, 500 million have been classified as Class B shares, and 500 million have been classified as Advisor Class shares. These amounts may be increased from time to time at the discretion of the Board of Directors.

Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                        YEAR ENDED       YEAR ENDED
                                                                                       DECEMBER 31,     DECEMBER 31,
                                                                                           1996             1995
                                                                                      ---------------  ---------------
CLASS A                                                                               SHARES & AMOUNT  SHARES & AMOUNT
------------------------------------------------------------------------------------  ---------------  ---------------
Shares sold.........................................................................  14,275,856,684    8,377,131,000
Shares issued in connection with reinvestment of distributions......................       7,664,536        9,256,942
                                                                                      ---------------  ---------------
                                                                                      14,283,521,220    8,386,387,942
Shares repurchased..................................................................  (14,074,631,817) (8,523,474,325)
                                                                                      ---------------  ---------------
Net increase (decrease).............................................................     208,889,403     (137,086,383)
                                                                                      ---------------  ---------------
                                                                                      ---------------  ---------------
                                                                                        YEAR ENDED       YEAR ENDED
                                                                                       DECEMBER 31,     DECEMBER 31,
                                                                                           1996             1995
                                                                                      ---------------  ---------------
CLASS B                                                                               SHARES & AMOUNT  SHARES & AMOUNT
------------------------------------------------------------------------------------  ---------------  ---------------
Shares sold.........................................................................   2,348,173,773    1,264,724,918
Shares issued in connection with reinvestment of distributions......................       2,261,688        3,247,874
                                                                                      ---------------  ---------------
                                                                                       2,350,435,461    1,267,972,792
Shares repurchased..................................................................  (2,321,320,722)  (1,278,753,481)
                                                                                      ---------------  ---------------
Net increase (decrease).............................................................      29,114,739      (10,780,689)
                                                                                      ---------------  ---------------
                                                                                      ---------------  ---------------
                                                                                                        JUNE 1, 1995
                                                                                                        (COMMENCEMENT
                                                                                                             OF
                                                                                                       SALE OF SHARES)
                                                                                        YEAR ENDED           TO
                                                                                       DECEMBER 31,     DECEMBER 31,
                                                                                           1996             1995
                                                                                      ---------------  ---------------
ADVISOR CLASS                                                                         SHARES & AMOUNT  SHARES & AMOUNT
------------------------------------------------------------------------------------  ---------------  ---------------
Shares sold.........................................................................     237,098,781        5,375,327
Shares issued in connection with reinvestment of distributions......................         215,804           54,229
                                                                                      ---------------  ---------------
                                                                                         237,314,585        5,429,556
Shares repurchased..................................................................    (224,416,508)      (3,349,405)
                                                                                      ---------------  ---------------
Net increase........................................................................      12,898,077        2,080,151
                                                                                      ---------------  ---------------
                                                                                      ---------------  ---------------

4. EXPENSE REDUCTIONS
For the year ended December 31, 1996, the Fund's custody fees were offset by $62,864 of credits on cash held at the custodian.

                                       F9

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                             GT GLOBAL DOLLAR FUND
                                     NOTES

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